UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 19, 2014

BRIDGFORD FOODS CORPORATION
(Exact name of registrant as specified in its charter)

California	000-02396	95-1778176
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1308 N. Patt Street, Anaheim, CA	92801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (714) 526-5533

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b) – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective March 21, 2014, Allan Bridgford Jr. resigned as a member of the Board of Directors of Bridgford Foods Corporation. The resignation was not the result of a disagreement with management regarding operations, policies or practices of the Company.

The Registrant intends to begin a search for a new member of the Board of Directors as soon as practicable.

The Registrant issued a press release that announced these events on March 24, 2014. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders on Wednesday, March 19, 2014 at the offices of Bridgford Foods Corporation, 1308 North Patt Street, Anaheim, California at 10:00 am. Shareholders representing 8,861,390 or 97% of the 9,129,079 shares entitled to vote were present in person or by proxy. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. At the Annual Meeting, management Proposals 1, 2 and 3 were approved. The proposals below are described in detail in the Company’s definitive proxy statement dated February 24, 2014 for the Annual Meeting.

The results are as follows:

Proposal 1

The following persons were nominated and elected directors:

William L. Bridgford	Allan Bridgford Jr.	Bruce H. Bridgford	John V. Simmons
Todd C. Andrews	D. Gregory Scott	Raymond F. Lancy	Paul R. Zippwald

The shareholder voting for board members is summarized as follows:

Director	Votes For	Votes Withheld	Broker Non-Vote
William L. Bridgford	7,900,084	302,689	709,695
Allan Bridgford Jr.	7,900,084	302,689	709,695
Bruce H. Bridgford	7,881,009	321,764	709,695
John V. Simmons	7,900,109	302,664	709,695
Todd C. Andrews	8,195,669	7,104	709,695
D. Gregory Scott	8,195,669	7,104	709,695
Raymond F. Lancy	7,783,885	418,888	709,695
Paul R. Zippwald	8,195,269	7,504	709,695

Proposal 2

Votes cast for appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the independent registered public accounting firm for the Company for the fiscal year commencing November 2, 2013 were as follows:

8,895,825 FOR

11,554 AGAINST

5,089 ABSTAINED

Proposal 3

The management proposal to approve, on an advisory basis, the compensation of the named executive officers of the Company, as described in the proxy materials was approved. The results of shareholder voting were as follows:

For	Against	Abstained	Broker Non-Vote
8,182,350	14,540	5,883	709,695

Item 9.01 - Financial Statements and Exhibits

(c)     Exhibits.

Exhibit Number	Description
99.1	Press Release dated March 24, 2014.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGFORD FOODS CORPORATION

March 24, 2014	By:	/s/ Raymond F. Lancy
Raymond F. Lancy
Principal Financial Officer